Note 5 - Earnings Per Share	12 Months Ended
Mar. 31, 2016
Notes to Financial Statements
Earnings Per Share [Text Block]
5.	EARNINGS PER SHARE

Basic and dilutive net earnings per share is computed based on the following information:

	Year Ended March 31
	2016	2015
Basic
Net earnings	$294,000	$382,330
Weighted average common shares	6,799,444	6,799,444
Dilutive
Net earnings	$294,000	$382,330
Weighted average common shares and common share equivalents	6,799,444	6,799,444